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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) December 29, 1994
                                                        -----------------


                             ALLEGHANY CORPORATION
         -------------------------------------------------------------
               (Exact name of registrant as specified in charter)



           Delaware                1-9371                51-0283071
        ---------------------------------------------------------------
         (State or other        (Commission         (IRS Employer
          jurisdiction of        File Number)        Identification No.)
          incorporation)


           Park Avenue Plaza, New York, New York            10055
         --------------------------------------------------------------
          (Address of principal executive offices)        (Zip Code)



                         Registrant's telephone number
                      including area code:   212-752-1356
                                             ------------


                                  Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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              Item 5.  Other Events.
                       ------------

                        As disclosed in Registrant's Quarterly Report on

              Form 10-Q for the quarter ended September 30, 1994, on

              October 31, 1994, Registrant completed the sale of its

              consumer banking subsidiary, Sacramento Savings Bank

              ("Sacramento Savings"), and an ancillary company to First

              Interstate Bank of California for a cash purchase price of

              $331 million.  As part of the transaction, Registrant,

              through Alleghany Properties, Inc., a wholly owned

              subsidiary, purchased real estate and real estate-related

              assets of Sacramento Savings for a purchase price of about

              $116 million.  In addition to the credit recognized in the quarter ended June 30, 1994, Registrant disclosed that it

              expects a further addition to 1994 earnings (net of

              transaction-related expenses and taxes and provisions related to the retained assets) of about $50 million.  Based on

              Registrant's liquidation plan and anticipated higher carrying costs for the real estate and real estate-related assets,

              Registrant expects to realize less than $116 million.

              Accordingly, and in recognition that no general loss reserves of Sacramento Savings were transferred, Registrant reduced the carrying value of such assets by about $20 million, net of related tax benefits.  The reduction to estimated net




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              realizable value has been considered in arriving at the

              estimated $50 million additional 1994 earnings.  Registrant's intention with respect to such real estate and real estate-

              related assets, the bulk of which is raw land, is to dispose of them in an orderly fashion, which may take several years.










































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                                   Signatures
                                   ----------

                   Pursuant to the requirements of the Securities Exchange

              Act of 1934, Registrant has duly caused this report to be

              signed on its behalf by the undersigned thereunto duly

              authorized.

                                              ALLEGHANY CORPORATION



                                              By /s/ Peter R. Sismondo
                                                 --------------------------
                                                      Peter R. Sismondo
                                                 Vice President, Controller
                                                   and Assistant Secretary


              December 29, 1994















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